Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Seven:
Personal Retirement Manager Series III

Supplement dated December 7, 2023 to the variable annuity prospectus dated May 1, 2023 and the updating summary prospectus dated May 1, 2023

This contract was previously sold under various marketing names depending on which distribution partner sold the contract and/or when the contract was sold. These marketing names include: Personal Retirement Manager B Share Series III, Personal Retirement Manager C Share Series IV, Personal Retirement Manager L Share Series III, Personal Retirement Manager I Share Series III, and Huntington Personal Retirement Manager B Share Series III.
The reorganization of the BlackRock Capital Appreciation V.I. Fund into the BlackRock Large Cap Focus Growth V.I. Fund and the subsequent name change from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund, originally scheduled to occur during the fourth quarter of 2023, has been postponed.
You will receive notification once the reorganization and name change has been rescheduled.

This supplement should be retained for future reference.

HV-8058